Sprott Gold Equity Fund
Schedule of Investments as of January 31, 2020
(Unaudited)

	Shares	Value
Common Stocks - 82.8%
Gold Related Securities - 72.9%
Australia - 3.5%
Northern Star Resources Ltd.	3,187,500	$26,884,690
West African Resources Ltd. (a)	27,400,000	8,712,212
		35,596,902
Canada - 61.6%
Agnico Eagle Mines Ltd.	13,700	846,934
Agnico Eagle Mines Ltd. (b)	501,485	30,997,033
Alamos Gold, Inc. - Class A	4,072,221	25,654,992
Almaden Minerals Ltd. (a)(c)	5,433,440	3,038,194
Argonaut Gold, Inc. (a)(c)	2,337,000	3,143,313
ATAC Resources Ltd. (a)(c)	8,375,891	1,329,105
B2Gold Corp.	8,194,700	35,401,104
Corvus Gold, Inc. (a)(c)	3,226,901	5,163,042
Corvus Gold, Inc. (a)(b)(c)	18,979,330	30,547,055
Detour Gold Corp. (a)	3,686,140	66,012,935
East Asia Minerals Corp. (a)(c)	13,290,993	502,153
Falco Resources Ltd. (a)(c)	16,222,300	3,616,123
Franco-Nevada Corp. (a)	539,900	61,370,075
Gold Standard Ventures Corp. (a)	6,511,700	5,117,250
IAMGOLD Corp. (a)	4,409,000	13,050,640
International Tower Hill Mines Ltd. (a)(c)	5,738,836	3,133,404
International Tower Hill Mines Ltd. (a)(b)(c)	20,331,298	10,907,679
Jaguar Mining, Inc. (a)(c)	96,510,095	16,043,691
Kinross Gold Corp. (a)	2,931,167	14,861,017
Maverix Metals, Inc.	2,700,000	13,812,150
Novagold Resources, Inc. (a)	2,726,300	24,863,856
NuLegacy Gold Corp. (a)(c)(d)(e)(Originally acquired 10/08/19, Cost $523,935)	9,296,395	378,627
NuLegacy Gold Corp. (a)(b)(c)	28,556,090	1,078,891
OceanaGold Corp.	4,431,459	9,261,749
OceanaGold Corp. (b)	1,424,400	2,981,402
Osisko Gold Royalties Ltd.	24,340	242,913
Osisko Gold Royalties Ltd. (b)	2,875,127	28,677,404
Osisko Mining, Inc. (a)(c)	7,704,239	23,169,768
Pan American Silver Corp.	2,352,298	54,055,808
Premier Gold Mines Ltd. (a)(c)	8,630,160	10,368,713
Rockhaven Resources Ltd. (a)(c)	4,631,500	419,964
SEMAFO, Inc. (a)(c)	10,323,000	21,781,530
Silvercrest Metals, Inc. (a)	1,087,000	7,203,408
Strategic Metals Ltd. (a)(c)	9,886,500	3,212,328
Torex Gold Resources, Inc. (a)(c)	2,478,400	34,102,814
Trifecta Gold Ltd. (a)(c)	2,325,199	65,887
Wesdome Gold Mines Ltd. (a)	2,482,700	16,921,531
Wheaton Precious Metals Corp.	1,383,100	40,732,295
Yamana Gold, Inc.	2,504,000	10,191,280
		634,258,057
South Africa - 4.6%
AngloGold Ashanti Ltd. - ADR	1,400,300	28,510,108
Gold Fields Ltd. - ADR	3,000,000	19,200,000
		47,710,108
United States - 3.2%
Contango ORE, Inc. (a)	263,200	5,053,440
Electrum Ltd. (a)(d)(e) (Originally acquired 12/21/07, Cost $13,065,361)	2,127,287	42,546
Newmont Mining Corp.	228,500	10,296,210
Royal Gold, Inc.	151,200	17,436,384
		32,828,580
Total Gold Related Securities		750,393,647
Other Precious Metals Related Securities - 9.2%
Canada - 7.8%
Bear Creek Mining Corp. (a)(c)	7,413,200	12,995,787
Ivanhoe Mines Ltd. - Class A (a)	6,882,379	17,785,806
MAG Silver Corp. (a)(c)	2,985,600	32,602,752
MAG Silver Corp. (a)(c)	1,432,665	15,610,571
Nickel Creek Platinum Ltd. (a)(c)	14,037,494	901,607
		79,896,523
United States - 1.4%
Sunshine Mining & Refining (a)(d)(e) (Originally acquired 03/15/11, Cost $21,353,108)	2,300,212	13,801,272
Total Other Precious Metals Related Securities		93,697,795

Other Securities - 0.7%
United States - 0.7%
Gold Bullion International LLC (a)(c)(d)(e) (Originally acquired 05/12/10, Cost $5,000,000)	5,000,000	6,893,000
I-Pulse, Inc. (a)(d)(e) (Originally acquired 11/26/08, Cost $175,524)	74,532	804,946
Total Other Securities		7,697,946
Total Common Stocks (Cost $853,018,747)		851,789,388

Private Fund - 2.0%
Gold Related Security - 2.0%
Tocqueville Bullion Reserve LP - Class G (a)(c)(d) (Originally acquired 11/28/11, Cost $25,000,000)	13,806	20,775,680
Total Private Fund (Cost $25,000,000)		20,775,680
	Ounces
Gold Bullion - 15.1%
Gold Bullion (a)	97,806	155,429,971
Total Gold Bullion (Cost $44,461,165)		155,429,971

Warrants - 0.1%	Shares
Gold Related Securities - 0.1%
Canada - 0.1%
East Asia Minerals Corp.
Expiration: 03/10/2020, Exercise Price: CAD $0.15 (a)(c)(d)(e) (Originally acquired 03/04/15, Cost $0)	4,617,560	–
East Asia Minerals Corp.
Expiration: 03/08/2022, Exercise Price: CAD $0.50 (a)(c)(d)(e) (Originally acquired 03/03/17, Cost $0)	3,321,250	–
Maverix Metals
Expiration: 12/23/2021, Exercise Price: CAD $2.41 (a)(d)(e) (Originally acquired 05/09/19, Cost $0)	437,500	1,203,373
NuLegacy Gold Corp.
Expiration: 10/8/2022, Exercise Price: CAD $0.12 (a)(c)(d)(e) (Originally acquired 10/07/19, Cost $0)	4,648,198	11,591
Osisko Gold Royalties Ltd.
Expiration: 02/18/2022, Exercise Price: CAD $36.50 (a)	274,000	53,831
Total Gold Related Securities		1,268,795
Other Precious Metals Related Security - 0.0%
Canada - 0.0%
Nickel Creek Platinum Ltd.
Expiration: 08/08/2022, Exercise Price: CAD $0.35 (a)(c)(d)(e) (Originally acquired 08/04/17, Cost $0)	6,189,601	2,806
Nickel Creek Platinum Ltd.
Expiration: 07/01/2024, Exercise Price: CAD $0.08 (a)(c)(d)(e) (Originally acquired 07/01/19, Cost $0)	1,658,293	39,596
Total Other Precious Metals Related Securities		42,402
Total Warrants (Cost $1)		1,311,197

Total Investments (Cost $922,479,913) - 100.0%		1,029,306,236
Other Assets in Excess of Liabilities - 0.0%		370,370
Total Net Assets - 100.0%		$1,029,676,606

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	Denotes an issue that is traded on a foreign exchange when a company is listed more than once.
(c)	Affiliated company. See Footnote 2.
(d)	Denotes a security that is either fully or partially restricted to resale. The value of restricted securities as of January 31, 2020 was $43,953,437, which represented 4.3% of net assets.
(e)
Security is fair valued using procedures approved by the Board of Trustees which includes significant unobservable inputs and is deemed a Level 2 or 3 security. See Footnote 2. The aggregate value of fair valued securities as of January 31, 2020 was $23,177,757, which represented 2.3% of net assets.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

1) Fair Valuation Measurements

     The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the year.  These inputs are summarized in the three broad levels listed below.

• Level 1 - Quoted prices in active markets for identical securities.
• Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

     When using the market quotations or closing price provided by the pricing service for equity investments, including common stocks, preferred stocks, foreign issued common stocks, exchange-traded Funds, closed end mutual Funds and real estate investment trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation and when the market is considered active, the security will be classified as a Level 1 security.  When using the mean between the latest bid and ask price, the security will be classified as Level 2.  Gold bullion is valued at the mean of the closing bid and ask prices from the New York Commodity Exchange and is classified as a Level 2.

     Investment in mutual Funds, including money market Funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

     Debt securities, such as corporate bonds, convertible bonds, commercial paper, money market deposit accounts and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations and are classified as Level 2. Warrants and rights for which the underlying security is registered and equities which are subject to a required holding period, but have a comparable public issue, are valued in good faith by the adviser pursuant to procedures established under the general supervision and responsibility of the Fund's Board of Trustees.  These securities will generally be classified as Level 2 securities. If the warrant or right is exchange traded and the last trade or official closing price of the exchange is used, these instruments are classified as Level 1 securities.  Options can diverge from the prices of their underlying instruments.  These are valued at the composite mean price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 2.  If there is no composite mean price on a given day the previous day composite mean price will be used.  These contracts are classified as Level 2.

     Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures established under the general supervision and responsibility of the Fund's Board of Trustees and will be classified as Level 3 securities.  In determining fair value, the Fund will (i) price comparisons among multiple sources, (ii) review corporate actions and news events, and (iii) review relevant financial indicators. It is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security.  With respect to securities that are actively traded on U.S. exchanges, the Fund expects that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.

     For securities traded principally on foreign exchanges, the Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund's NAV, which the Fund believes affects the value of the security since its last market quotation. The Adviser will continuously monitor for significant events that may call into question the reliability of market quotations.  Such events may include: situations relating to a single issue market sector; significant fluctuations in U.S. or foreign markets; natural disasters; armed conflicts, governmental actions or other developments not tied directly to the securities markets. Where the Adviser determines that an adjustment should be made in the security's value because significant intervening events have caused the Fund's net asset value to be materially inaccurate, the Adviser will seek to have the security "fair valued" in accordance with the Fund's fair value procedures.

The Fund may also directly hold foreign currencies and purchase and sell foreign currencies. Thus, the Fund's net asset value per share will be affected by changes in currency exchange rates.

     The following is a summary of the inputs used, as of January 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description

Sprott Gold Equity Fund*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Gold Related	$744,853,147	$5,119,327	$421,173	$750,393,647
Other Precious Metals Related	79,896,523	-	13,801,272	93,697,795
Other	-	-	7,697,946	7,697,946
Total Common Stocks	824,749,670	5,119,327	21,920,391	851,789,388
Private Fund **^	-	-	-	20,775,680
Gold Bullion	-	155,429,971	-	155,429,971
Warrants
Gold Related	53,831	1,214,964	-	1,268,795
Other Precious Metals Related	-	42,402	-	42,402
Total Warrants	53,831	1,257,366	-	1,311,197
Total Assets	$824,803,501	$161,806,664	$21,920,391	$1,029,306,236

*	For further information regarding portfolio characteristics, please see the accompanying Schedule of Investments.
**
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy.
The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the Schedule of Investments.

^
The Sprott Gold Equity Fund currently invests in a private fund that primarily invests in physical gold and is subject to redemption restrictions. This private fund investment can only be disposed of with notice given 24 hours in advance of redemption. Due to the elapsed time, the investment of the Gold Fund is not subject to any redemption fees going forward.

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period:

Sprott Gold Equity Fund
Beginning Balance - November 1, 2019	$21,541,764
Purchases	-
Sales	-
Realized gains	-
Realized losses	-
Change in unrealized appreciation	-
Transfers in/(out) of Level 3	378,627
Ending Balance - January 31, 2020	$21,920,391

The movement into Level 3 was due to a common stock held, which is measured at current market value of a comparable public issue, less 2%.

As of January 31, 2020 the change in unrealized appreciation on positions still held for securities that were considered Level 3 was $0.

The following table summarizes quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement as of January 31, 2020.

Type of Security	Industry	Fair Value at 1/31/2020	Valuation Techniques	Unobservable Inputs	Range

Common Stock	Gold Related	$ 421,173	Professional analysis of latest company valuation and latest price change with illiquidity discount	Financing prices	$0.02 - $0.83

	Other Precious Metals Related	$ 13,801,272	Professional analysis of latest company financing	Financing prices	$6.00

	Other	$ 7,697,946	Professional analysis of latest company financing	Financing prices	$1.38-$10.80

Professional analysis of company valuation is provided through the opinion of portfolio managers and analysts of the Adviser who provide periodic updates to securities of similar discipline which allows for insights to lesser known or followed securities. This analysis is important where there are few identifiable market inputs, the security is private, or has a narrowly focused business or is closely held. The latest price change with illiquidity discount is provided with the current market value of a comparable public issue, less 2%.

Portfolio management and the Trading department monitor fair valued positions for new financing or corporate actions that could lead to a change in valuation.

The significant unobservable inputs used in the fair value measurement of the the Fund's common stocks are the most recent financing prices of the portfolio company, which approximate the companies' value in the market and can provide an accurate measure of a closely held or private security as it represents a market price between two parties that are willing to transact.

Significant changes in the companies' ability to receive financing for new projects in the future would be an indication of the companies' financial position and market value. Significant changes in the latest price change of the comparable public issue or a change in the adviser deemed comparable public issue could impact the value of the security.

The Fund's valuation procedures have been adopted by the Trust's Board of Trustees, which has established a Valuation Committee to oversee the valuation process. The Valuation Committee meets on an as needed basis to evaluate changes in the valuation of portfolio securities. The full findings and valuations are then reviewed quarterly by the Independent Trustees.

2) Transactions with Affiliates*

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from November 1, 2019 through January 31, 2020.  As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

	November 1, 2019		Additions		Reductions		January 31, 2020	Dividend	Realized	Change in Gross Unrealized
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance	Income	Gain/(Loss)	Appreciation/(Depreciation)

Sprott Gold Equity Fund

Almaden Minerals Ltd.	5,600,619	$ 4,649,357	-	$ -	(167,179)	$ (140,016)	5,433,440	$ -	$ (47,125)	$ 456,780
Argonaut Gold, Inc.	2,837,000	12,710,613	-	-	(500,000)	(2,193,942)	2,337,000	-	(1,538,580)	706,210
ATAC Resources Ltd.	9,784,891	31,231,835	-	-	(1,409,000)	(2,563,330)	8,375,891	-	(2,337,426)	2,406,611
Bear Creek Mining Corp.	7,413,200	28,761,181	-	-	-	-	7,413,200	-	-	(962,710)
Corvus Gold, Inc.	3,226,901	2,212,904	-	-	-	-	3,226,901	-	-	419,497
Corvus Gold, Inc.	18,979,330	18,089,666	-	-	-	-	18,979,330	-	-	2,447,674
East Asia Minerals Corp.	13,290,993	22,795,999	-	-	-	-	13,290,993	-	-	98,509
East Asia Minerals Corp. Warrant	4,617,560	-	-	-	-	-	4,617,560	-	-	(83,089)
East Asia Minerals Corp. Warrant	3,321,250	-	-	-	-	-	3,321,250	-	-	(113,474)
East Asia Minerals Corp. Warrant	976,493	-	-	-	(976,493)	-	-	-	-	-
Falco Resources Ltd.	16,222,300	11,973,054	-	-	-	-	16,222,300	-	-	1,091,205
Gold Bullion International LLC	5,000,000	5,000,000	-	-	-	-	5,000,000	-	-	-
International Tower Hill Mines Ltd.	5,738,836	20,953,120	-	-	-	-	5,738,836	-	-	(43,041)
International Tower Hill Mines Ltd.	20,331,298	44,453,358	-	-	-	-	20,331,298	-	-	(360,902)
Jaguar Mining, Inc.	77,179,388	4,895,707	-	-	(77,179,388)	(4,895,707)	-	-	-	(4,292,455)
Jaguar Mining, Inc. (a)	64,330,707	8,127,887	77,179,388	4,895,707	(45,000,000)	(5,133,024)	96,510,095	-	1,151,038	8,466,178
MAG Silver Corp.	2,985,600	32,677,574	-	-	-	-	2,985,600	-	-	3,164,736
MAG Silver Corp.	1,432,665	15,000,003	-	-	-	-	1,432,665	-	-	1,469,925
Nickel Creek Platinum Ltd.	14,037,494	2,596,104	-	-	-	-	14,037,494	-	-	(164,181)
Nickel Creek Platinum Ltd. Warrant	6,189,601	-	-	-	-	-	6,189,601	-	-	(103,871)
Nickel Creek Platinum Ltd. Warrant	1,658,293	-	-	-	-	-	1,658,293	-	-	(65,408)
NuLegacy Gold Corp.	28,556,090	6,158,205	-	-	-	-	28,556,090	-	-	(438,782)
NuLegacy Gold Corp.	9,296,395	523,937	-	-	-	-	9,296,395	-	-	(140,152)
NuLegacy Gold Corp. Warrant	4,648,198	-	-	-	-	-	4,648,198	-	-	(147,925)
Osisko Mining, Inc.	7,704,239	21,382,914	-	-	-	-	7,704,239	-	-	6,849,954
Premier Gold Mines Ltd.	8,630,160	15,782,521	-	-	-	-	8,630,160	-	-	(4,439,701)
Rockhaven Resources Ltd.	4,631,500	4,239,539	-	-	-	-	4,631,500	-	-	(45,964)
SEMAFO, Inc.	10,563,000	42,034,223	-	-	(240,000)	(352,545)	10,323,000	-	134,981	(12,195,675)
Strategic Metals Ltd.	10,113,400	14,557,310	-	-	(226,900)	(381,364)	9,886,500	-	(303,791)	(322,361)
Tocqueville Bullion Reserve LP - Class G (b)	13,806	25,000,000	-	-	-	-	13,806	-	-	901,334
Torex Gold Resources, Inc.	2,478,400	30,049,829	-	-	-	-	2,478,400	-	-	(2,157,734)
Trifecta Gold Ltd.	2,325,199	-	-	-	-	-	2,325,199	-	-	(315)
		$ 425,856,840		$ 4,895,707		$ (15,659,928)		$ -	$ (2,940,903)	$ 2,400,873
							-

* All affiliates listed are neither majority-owned subsidiaries or other controlled companies.
(a) Private security restrictions lifted during period and combined with other non restricted securities.
(b) Tocqueville Bullion Reserve ("TBR") is a Delaware Limited Partnership created for the purpose of owning physical gold. The General Partner of TBR is TERA Management LLC ("Tera"), a Delaware Limited Liability Company, which is equally owned and managed by Tocqueville Partners II LLC ("TP2"), a Delaware

Limited Liability Company, and Eidesis Real Assets LLC ("Eidesis"), a Delaware Limited Liability Company. The sole Non-Managing Member is John Hathaway, co-portfolio manager of the Sprott Gold Equity Fund, who has a 49% participating percentage.